                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In  connection  with the  Quarterly  Report of Empire  Resorts,  Inc.  (the
"Company")  on Form 10-Q for the period  ending  June 30, 2005 as filed with the
Securities and Exchange  Commission on the date hereof (the "Report"),  I, David
P. Hanlon,  Chief  Executive  Officer and  President  of the  Company,  certify, pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully  complies  with the  requirements  of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

                                   /s/ David P. Hanlon
Dated: August 11, 2005         --------------------------------------
                                          David P. Hanlon
                               Chief Executive Officer and President

A signed  original of this  certification  has been  provided to the Company and will be retained by the Company and  furnished  to the  Securities  and Exchange
Commission or its staff upon request.